                                                                    EXHIBIT 99.1

                                                     Contact: Investor Relations
FOR IMMEDIATE RELEASE                                             (765) 771-5310



                      WABASH NATIONAL CORPORATION ANNOUNCES

                     THIRD QUARTER AND YEAR TO DATE RESULTS


         LAFAYETTE, INDIANA, October 20, 2004 . . . Wabash National Corporation (NYSE: WNC) announced today results for the three and nine month periods ended September 30, 2004. Net sales for the quarter were $277 million compared to $215 million for the same period last year. Net income for the quarter was $20 million or $0.62 per share, compared to a loss of $(30) million or $(1.16) per share for the same period last year. For the nine months ended September 30, 2004, net sales were $754 million compared to $668 million for 2003. Net income for the first nine months of 2004 totaled $45 million or $1.42 per share, compared to a net loss of $(55) million or $(2.19) per share last year. Sales for the three and nine month periods ending September 30, 2003 included $18 million and $59 million, respectively, of sales associated with certain assets of our trailer rental and leasing and wholesale aftermarket parts distribution businesses which were sold in September 2003. Results for the third quarter of 2003 also include a $19 million debt extinguishment charge equal to ($0.74) per share.

         Commenting on the quarter, Bill Greubel, President and Chief Executive Officer, stated, "We continue to execute our business plan reporting solid results despite challenging supply conditions. We are also grateful to report that our retail and distribution segment reported profitability in the third quarter. Relative to supply issues we encountered key raw material price and availability issues that were accentuated by an unanticipated sharp jump in steel pricing mid-way through the quarter which we were unable to pass through to our customers in a timely manner. Manufacturing productivity, while continuing to improve, was somewhat adversely effected due to product mix and supply chain constraints. Working capital for the quarter increased as we adjusted inventory levels. We are becoming more comfortable that our supply chain will be able to support steady growth in this segment. Quote and order patterns continue to register year over year gains during the seasonally slow summer period of the year and into the fourth quarter. Fleet utilization levels remain high, suggesting continued demand for both growth and replacement equipment."

         New trailer unit sales amounted to 13,700 units and 37,500 units for the three and nine month periods of 2004, respectively, compared to 9,900 and 29,700 units for the comparable 2003 periods. Backlog at September 30, 2004 amounted to $283 million.
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         Wabash will conduct a conference call to review and discuss its third quarter financial results on Thursday, October 21, 2004, at 10:00 AM Eastern time. The phone number to access the conference call is 800-443-7192. The call can also be accessed live on the Company's Internet website at http://www.wabashnational.com. For those unable to participate in the live webcast, the call will be archived at http://www.wabashnational.com within three hours of the conclusion of the live call and will remain available through November 11, 2004.

         Wabash National Corporation designs, manufactures, and markets standard and customized truck trailers under the Wabash(TM) brand name. The Company is one of the world's largest manufacturers of truck trailers and a leading manufacturer of composite trailers. The Company's wholly owned subsidiary, Wabash National Trailer Centers, is one of the leading retail distributors of new and used trailers and aftermarket parts throughout the U.S. and Canada.

         This press release contains certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, continued improvements in our manufacturing capacity and cost containment, and dependence on industry trends. Readers should review and consider the various disclosures made by the Company in this press release and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.


                                       ***

                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)



                                                             Three Months                    Nine Months
                                                          Ended September 30,           Ended September 30,
                                                        ------------------------      ------------------------
                                                           2004           2003           2004           2003
                                                        ---------      ---------      ---------      ---------
NET SALES                                               $ 277,243      $ 215,450      $ 753,739      $ 668,189
COST OF SALES                                             240,321        198,438        657,060        603,366
LOSS ON ASSET IMPAIRMENT                                     --             --             --           28,500
                                                        ---------      ---------      ---------      ---------
       Gross profit                                        36,922         17,012         96,679         36,323
GENERAL AND ADMINISTRATIVE EXPENSES                        10,389         11,792         31,073         32,318
SELLING EXPENSES                                            3,775          4,627         11,401         15,555
                                                        ---------      ---------      ---------      ---------
       Income (loss) from operations                       22,758            593         54,205        (11,550)
OTHER INCOME (EXPENSE):
       Interest expense                                    (2,944)        (8,746)        (8,610)       (27,630)
       Foreign exchange gains and losses, net                 486           (271)           (59)         5,318
       Loss on debt extinguishment                           --          (18,940)          --          (18,940)
       Other, net                                             414         (2,277)           798         (2,677)
                                                        ---------      ---------      ---------      ---------
       Income (loss) before income taxes                   20,714        (29,641)        46,334        (55,479)
INCOME TAX PROVISION                                          420           --              919           --
                                                        ---------      ---------      ---------      ---------
       Net income (loss)                                   20,294        (29,641)        45,415        (55,479)
PREFERRED STOCK DIVIDENDS                                    --              264           --              792
                                                        ---------      ---------      ---------      ---------


NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS     $  20,294      $ (29,905)     $  45,415      $ (56,271)
                                                        =========      =========      =========      =========
BASIC NET INCOME (LOSS) PER SHARE                       $    0.74      $   (1.16)     $    1.67      $   (2.19)
                                                        =========      =========      =========      =========
DILUTED NET INCOME (LOSS) PER SHARE
COMPREHENSIVE INCOME (LOSS)                             $    0.62      $   (1.16)     $    1.42      $   (2.19)
                                                        =========      =========      =========      =========

       Net income (loss)                                $  20,294      $ (29,641)     $  45,415      $ (55,479)
       Foreign currency translation adjustment              1,143           (208)           321            236
                                                        ---------      ---------      ---------      ---------
NET COMPREHENSIVE INCOME (LOSS)                         $  21,437      $ (29,849)     $  45,736      $ (55,243)
                                                        =========      =========      =========      =========


                                                   Retail &
Three months ended           Manufacturing      Distribution      Eliminations       Total
------------------           -------------      ------------      ------------     ---------
      2004
      ----
    Net Sales                  $ 240,371        $  61,721         $ (24,849)       $ 277,243
    Operating Results          $  20,599        $     509         $   1,650        $  22,758

      2003
      ----
    Net Sales                  $ 152,800        $  68,622         $  (5,972)       $ 215,450
    Operating Results          $   2,387        $  (1,815)               21        $     593


Nine months ended
-----------------
      2004
      ----
    Net Sales                  $ 656,406        $ 180,448         $ (83,115)       $ 753,739
    Operating Results          $  56,402        $  (1,547)             (650)       $  54,205

      ----
      2003
    Net Sales                  $ 486,940        $ 222,353         $ (41,104)       $ 668,189
    Operating Results          $  21,202        $ (33,072)        $     320        $ (11,550)



                                                                       Three Months Ended          Nine Months Ended
                                                                          September 30,             September 30,
                                                                      ---------------------      ---------------------
                                                                        2004         2003          2004         2003
                                                                      --------     --------      --------     --------
Basic earnings (loss) per share:
      Net income (loss) applicable to common stockholders             $ 20,294     $(29,905)     $ 45,415     $(56,271)
                                                                      ========     ========      ========     ========
      Weighted average common shares outstanding                        27,314       25,802        27,150       25,721
                                                                      ========     ========      ========     ========

      Basic earnings (loss) per share                                 $   0.74     $  (1.16)     $   1.67     $  (2.19)
                                                                      ========     ========      ========     ========

Diluted earnings (loss) per share:
      Net income (loss) applicable to common stockholders             $ 20,294     $(29,905)     $ 45,415     $(56,271)
      After-tax equivalent of interest on convertible notes              1,210         --           3,618         --
                                                                      --------     --------      --------     --------
      Diluted net income (loss) applicable to common stockholders     $ 21,504     $(29,905)     $ 49,033     $(56,271)
                                                                      ========     ========      ========     ========

      Weighted average common shares outstanding                        27,314       25,802        27,150       25,721
      Dilutive stock options                                               721         --             870         --
      Convertible notes equivalent shares                                6,510         --           6,510         --
                                                                      --------     --------      --------     --------
      Diluted weighted average common shares outstanding                34,545       25,802        34,530       25,721
                                                                      ========     ========      ========     ========
      Diluted earnings (loss) per share                               $   0.62     $  (1.16)     $   1.42     $  (2.19)
                                                                      ========     ========      ========     ========

                           WABASH NATIONAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                    Unaudited


                                                              September 30,    December 31,
                                                                 2004             2003
                                                              -------------    ------------
                                     ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $ 14,832          $ 12,552
     Accounts receivable, net                                   134,041            66,641
     Current portion of finance contracts                         2,680             4,727
     Inventories                                                113,120            84,996
     Prepaid expenses and other                                   7,400            10,249
                                                               --------          --------
        Total current assets                                    272,073           179,165

PROPERTY, PLANT AND EQUIPMENT, net                              125,893           130,594

EQUIPMENT LEASED TO OTHERS, net                                  15,354            21,187

FINANCE CONTRACTS, net of current portion                         3,785             6,155

GOODWILL, net                                                    36,063            36,045

OTHER ASSETS                                                     16,589            23,890
                                                               --------          --------
                                                               $469,757          $397,036
                                                               ========          ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current maturities of long-term debt                      $  8,729          $  7,337
     Accounts payable                                            89,348            68,437
     Other accrued liabilities                                   53,341            61,421
                                                               --------          --------
       Total current liabilities                                151,418           137,195

LONG-TERM DEBT, net of current maturities                       234,234           219,979

OTHER NONCURRENT LIABILITIES AND CONTINGENCIES                    9,476            17,700

STOCKHOLDERS' EQUITY                                             74,629            22,162
                                                               --------          --------
                                                               $469,757          $397,036
                                                               ========          ========

                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)


                                                                                        Nine Months
                                                                                    Ended September 30,
                                                                                 ------------------------
                                                                                   2004            2003
                                                                                 ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                          $  45,415      $ (55,479)
      Adjustments to reconcile net income (loss) to net cash provided by
      (used in) operating activities:
         Depreciation and amortization                                              14,745         19,115
         Net (gain) loss on the sale of assets                                        (405)           652
         Provision for losses on accounts receivable and finance                       (30)         1,011
         contracts
         Cash used for restructuring activities                                     (2,993)          (229)
         Trailer valuation charges                                                     415          2,261
         Loss on debt extinguishment                                                  --           18,940
         Loss on asset impairment                                                     --           28,500
         Change in operating assets and liabilities:
            Accounts receivable                                                    (67,370)       (53,771)
            Inventories                                                            (26,989)        22,732
            Refundable income taxes                                                     72            921
            Prepaid expenses and other                                               1,202          4,328
            Accounts payable and accrued liabilities                                15,844          7,630
            Other, net                                                               1,145          1,526
                                                                                 ---------      ---------
               Net cash used in operating activities                               (18,949)        (1,863)
                                                                                 ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures                                                          (5,760)        (3,747)
      Proceeds from asset sales                                                       --           53,479
      Proceeds from sale of leased equipment and finance contracts                    --            5,305
      Principal payments received on finance contracts                               4,039          5,969
      Proceeds from the sale of property, plant and equipment                        2,116          1,762
                                                                                 ---------      ---------
               Net cash provided by investing activities                               395         62,768
                                                                                 ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of bank term loan and revolving credit facility          --          135,309
      Proceeds from issuance of convertible senior notes                              --          125,000
      Proceeds from exercise of stock options                                        5,187          1,687
      Borrowings under trade receivables and revolving credit facilities           534,916        109,618
      Payments under trade receivables and revolving credit facilities            (511,999)      (109,618)
      Payments under long-term debt and capital lease obligations                   (7,270)      (344,322)
      Preferred stock dividends                                                       --           (1,584)
      Debt issuance costs                                                             --          (10,077)
                                                                                 ---------      ---------
               Net cash provided by (used) in financing activities                  20,834        (93,987)
                                                                                 ---------      ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 2,280        (33,082)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                    12,552         35,659
                                                                                 ---------      ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                       $  14,832      $   2,577
                                                                                 =========      =========